Exhibit 10.7
AGREEMENT
TO JOINTLY FILE SCHEDULE 13D

The undersigned hereby agree to jointly prepare and file with regulatory authorities a Schedule 13D and any future amendments thereto reporting each of the undersigned’s ownership of securities of Equitex, Inc. and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned.

Dated: March 24, 2006	GLOBAL HYDROFUEL TECHNOLOGIES INC.

by: /s/ James G. Matkin
James G. Matkin
Executive Chairman

/s/ Jagdish Gujral
Jagdish Gujral

/s/ Dil Gujral
Dil Gujral